Prospectus and Statement of Additional Information Supplement

John Hancock Variable Insurance Trust

Supplement dated August 31, 2022 to the current Prospectus and Statement of Additional Information (the SAI), as may be supplemented

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 (the “Valuation Rule”) under the Investment Company Act of 1940 (“1940 Act”), providing a framework for fund valuation practices and addressing the particular role of boards of directors with respect to the fair value of such fund’s investments. Among other things, the Valuation Rule permits a fund’s board to designate a fund’s investment adviser to perform the fund’s fair value determinations, subject to board oversight and certain reporting and other requirements. Compliance with the Valuation Rule is required by September 8, 2022.

The Board of Trustees of the Trust (the “Board”), as of September 1, 2022 (the “Effective Date”), has designated John Hancock Variable Trust Advisers LLC (the “Advisor”) as the valuation designee to perform fair value functions in accordance with the Advisor’s Valuation Policies and Procedures policy (the “Valuation Policy”), relating to the assets held by each fund of the Trust on any day that a fund’s NAV is determined. The Advisor undertakes such process in accordance with its Valuation Policy and related procedures that the Advisor maintains and may update from time to time. The Board has, as of the Effective Date, delegated the fair valuation responsibility to the Advisor, subject to its oversight, and the Advisor’s use of its Valuation Policy replaces any and all references to the contrary.

You should read this supplement in conjunction with the Prospectus and SAI and retain it for your future reference.